Exhibit 15.4

Share Subscription Agreements – Blanket Mine

SUBSCRIPTION AGREEMENT

between

NATIONAL INDIGENISATION ECONOMIC EMPOWERMENT FUND
(The NIEEF is established by Section 12 of the Indigenisation Act and is administered by NIEEB, a body corporate established by Section 7 of the Act.)
("the Subscriber")

and

BLANKET MINE (1983) (PRIVATE) LIMITED
(a company incorporated in Zimbabwe under registration number 172/69)
("the Company" )

and

CALEDONIA HOLDINGS ZIMBABWE (PRIVATE) LIMITED
(a company incorporated in Zimbabwe under registration number 5/45)
("CHZ")

CONTENTS

No	Clause	Page No

1	DEFINITIONS	1
2	BACKGROUND	2
3	CONDITIONS PRECEDENT	2
4	SUBSCRIPTION	3
5	PRICE AND PAYMENT	3
6	FUNDING	4
7	DIRECTORS	5
8	MANAGEMENT	6
9	CONFIDENTIALITY	6
10	SUPPORT	7
11	DOMICILIUM CITANDI ET EXECUTANDI	7
12	BREACH AND TERMINATION	8
13	ARBITRATION	9
14	GOVERNING LAW AND JURISDICTION	10
15	INTERPRETATION	11
16	GENERAL	11
17	COSTS	12
18	WARRANTY	12
SCHEDULE 1		THE MANAGEMENT AGREEMENT

    1  DEFINITIONS

In this Agreement, unless the context indicates otherwise, the words and expressions set out below shall have the meaning assigned to them and cognate expressions shall have a corresponding meaning, namely:

1.1	Agreement	means this subscription agreement and Schedule 1 hereto;
1.2	Auditors	means the Company’s auditors as at the Signature Date or failing that, at the election of the board of directors of the Company, Deloitte, KPMG or Ernst & Young;
1.3	Business Day	means any day that is not a Saturday, Sunday or public holiday in Zimbabwe;
1.4	Closing Date	means the 5th (fifth) Business Day after the fulfilment of the suspensive conditions in clause 3;
1.5	Directors	means the directors of the Company from time to time appointed in accordance with clause 7;
1.6	Indigenisation	means the process and objectives contemplated in the Indigenisation Act and the Regulations;
1.7	Indigenisation Act	means the Indigenisation and Economic Empowerment Act [Chapter 14.33];
1.8	Interest	means interest calculated monthly in arrears at 10 (ten) percentage points above the 12 (twelve) month London InterBank Offered Rate published by Thomson Reuters from time to time;
1.9	Loan Account	means the loan account to be opened in the Subscriber's name in the books of the Company;
1.10	MOU
means the memorandum of understanding concluded by Caledonia Mining Corporation, CHZ, the Company, and the Minister of Youth, Development, Indigenisation and Empowerment of the Government of Zimbabwe on 20 February 2012;

1.11	Parties	means CHZ, the Company, and the Subscriber and "Party" means any one of them, as the context may indicate;
1.12	Regulations	means the Indigenisation and Economic Empowerment (General) Regulations, 2010;
1.13	Signature Date	means the date of signature of this Agreement by the Party last in time to do so;
1.14	Subscription Price	means the subscription price for the Subscription Shares as set out in clause 5.1; and
1.15	Subscription Shares
means 6,848,000 (six million eight hundred and forty eight thousand) “A” class shares representing 16% (sixteen percent) of the issued share capital of the Company after the implementation of the transactions envisaged in the MOU.

    2  BACKGROUND

2.1	CHZ and the Company have agreed to the Indigenisation of the Company in accordance with the provisions of the MOU.

2.2	In terms of the MOU, the Company is required to issue the Subscription Shares to the Subscriber.

2.3	The Parties wish to record the terms on which the Subscriber will subscribe for the Subscription Shares.

    3   CONDITIONS PRECEDENT

3.1	The implementation of this Agreement is, save for the provisions of clauses 1, 3 and 9 to 18, inclusive, which will be of immediate force and effect, subject to:

3.1.1
receipt by CHZ and the Company of written confirmation from the Ministry of Youth, Development, Indigenisation and Empowerment of the Government of Zimbabwe that the implementation of this Agreement and the other transactions envisaged in the MOU constitutes compliance by CHZ and the Company with the requirements of the Indigenisation Act and the Regulations;

3.1.2
receipt by CHZ and the Company of the approvals, to the extent certified in writing by the Auditors to be required by law, by the Reserve Bank of Zimbabwe of the transactions contemplated in the MOU and any related transactions and/or corporate re-organisation required to give effect to the Indigenisation by CHZ of the Company; and

3.1.3
receipt by CHZ and the Company of written confirmation of the unconditional withdrawal by the Zimbabwe Ministry of Mines and Mining Development of the letter sent by it to the Company dated 13 December 2011 requiring the Company to reach agreement with the Zimbabwean Mining Development Corporation regarding the Indigenisation of the Company.

3.2	The Parties shall use all commercially reasonable endeavours to procure the fulfilment of the conditions precedent stipulated in clause 3.1.

3.3	The conditions in clause 3.1 above are stipulated for the benefit of CHZ and CHZ may waive any one or all of those conditions by way of written notice to the Subscriber.

3.4
In the event of the conditions stipulated in clause 3.1 not being fulfilled or waived on or before 30 September 2012, or on or before such later date as CHZ and the Company may agree upon in writing, this Agreement shall lapse and shall be of no further force or effect and no Party shall have any claim against the other Parties arising from the provisions of this Agreement or the termination thereof.

   4  SUBSCRIPTION

4.1	The Subscriber hereby subscribes for the Subscription Shares.

4.2	The Company hereby accepts the subscription for the Subscription Shares as set out in clause 4.1, and undertakes to allot and issue the Subscription Shares to the Subscriber on the Closing Date.

   5  PRICE AND PAYMENT

5.1
The Subscription Price for the Subscription Shares shall be the sum of US$ 11,742,439.02 (eleven million seven hundred and forty two thousand four hundred and thirty nine US Dollars and two cents), which amount shall be debited to the Loan Account which shall:

5.1.1	bear compound Interest from the Closing Date to the date of repayment, both dates inclusive; and

5.1.2
be paid in instalments on the date of payment of dividends by the Company from time to time, in an amount equal to 80% (eighty percent) of the dividends payable to the Subscriber, after deduction of withholding or any other taxes, in respect of the Subscription Shares. Each such payment shall be credited to the Loan Account in part settlement of Interest in the first instance and thereafter in settlement of capital owing in respect of the Subscription Price.  Such payments shall cease once the Loan Account has been settled.

5.2
The remaining 20% (twenty percent) of the dividends payable to the Subscriber shall be paid by the Company to the Subscriber after deduction of any Zimbabwean withholding or other tax or levies that may be applicable on the full amount of dividends declared by the Company.

5.3	The Subscriber hereby irrevocably authorises the Company to apply dividends declared and becoming due for payment to the Subscriber, in the manner set out in clause 5.1.2.

5.4	The Subscriber shall be entitled to transfer the Subscription Shares to any party provided that:

5.4.1
the Company shall not register the transfer of the Subscription Shares unless the transferee acknowledges in writing to the Company that those shares are subject to the dividend rights in clause 5.1.2; and

5.4.2	any transfer of the Subscription Shares will not result in non-compliance by CHZ or the Company with the requirements of the Indigenisation Act and the Regulations.

5.5
The amount due in respect of the Subscription Price and Interest shall be payable free of any deduction or set off and any taxes that may be levied thereon, which shall be for the account of the Subscriber.

   6  FUNDING

6.1
If the Directors should at any time resolve to call on the shareholders of the Company to advance capital to the Company, either by way of share capital or loans, the Subscriber shall advance such capital pro rata to its shareholding in the Company at the date on which the Directors determine that the capital is required.

6.1.1
If the Subscriber is unable or unwilling to provide the capital required in terms of clause 6.1, then it shall notify the Company in writing to that effect within 30 (thirty) days of the date on which it is advised in writing (“the Finance Date”) by the Company that capital is required from it.

6.1.2
If the Company should receive a notice contemplated in clause 6.1.1, or if the Subscriber should fail to give a notice as contemplated in clause 6.1.1 and should fail to comply with its obligation to advance capital to the Company in terms of this clause 6.1 within 90 (ninety) days from the Finance Date, and if CHZ is prepared to provide the amount of the finance which the Subscriber was required to advance to the Company, then CHZ shall notify the Company in writing to that effect within 10 (ten) Business Days of receipt of the notice referred to in clause 6.1.1, or of failure by the Subscriber to advance capital as required in terms of this clause 6.1.

6.2
If the Subscriber is called upon to advance an amount to the Company in terms of clause 6.1 above, and if the Subscriber has declined or, as the case may be, failed to comply with such request in accordance with the provisions of clauses 6.1.1 and 6.1.2, then, if it shall have exercised the right to advance to the Company the amount which the Subscriber has declined to advance, CHZ shall have the right, to call upon the Subscriber to sell to it such number of shares at par as shall, after transfer thereof into the name of CHZ, result in CHZ holding such percentage of the issued voting capital of the Company as shall be equal to the percentage which the aggregate of loan capital and share capital contributed by CHZ to the Company constitutes of the total capital contributed by all shareholders by way of share capital and loan capital.

   7  DIRECTORS

7.1	The board of Directors shall be comprised of a minimum of 8 (eight) Directors.

7.2	The Parties agree that:

7.2.1	the Subscriber shall be entitled to appoint 1 (one) Director who shall be acceptable to the majority of the board of directors of the Company whose acceptance shall not be unreasonably withheld; and

7.2.2	CHZ shall be entitled to appoint 4 (four) Directors.

7.3
The Subscriber and CHZ shall have the right, from time to time, by notice in writing to the Company, to remove a Director nominated by it in terms of clause 7.1 as a Director and to nominate, in accordance with clause 7.2 another person in the place of the Director so removed.

   8  MANAGEMENT

The management of the Company shall continue to be undertaken by Greenstone Management Services (Proprietary) Limited ("Greenstone") in terms of the existing management agreement between Greenstone and the Company on at least identical terms and conditions as set out in Schedule 1 hereto.

   9  CONFIDENTIALITY

9.1
All communications between the Parties and all information and other materials supplied to or received by a Party from any of the other Parties which relates in any way to this Agreement and to the Company shall be kept confidential by the Parties unless or until the relevant Party can reasonably demonstrate that:

9.1.1	any such communication, information or material is, or part of it is, in the public domain through no fault of its own; or

9.1.2	any such communication, information or material has been lawfully obtained from any third party; or

9.1.3	the information is already lawfully known to the relevant Party at the time that Party receives such information; or

9.1.4	the relevant Party is obliged by law to disclose such information,

whereupon this obligation in respect of that information shall cease.

9.2
The Parties shall use their best endeavours to procure the observance of these restrictions and shall take all reasonable steps to minimise the risk of disclosure of confidential information by ensuring that only they themselves and such of their employees, agents or consultants whose duties will require them to possess any of such information shall have access to such information, and will be instructed to treat the same as confidential.

9.3
The obligation contained in this clause 9 shall endure, even after the termination of this Agreement, without limit in point of time, except and until such confidential information falls within any of the provisions of clauses 9.1.1 to 9.1.4, and shall be subject to the Company's confidentiality regime at the Signature Date.

   10 SUPPORT

The Parties undertake at all times to do all such things, perform all such actions and take such steps (including in particular the exercise of their voting rights in the Company) and to procure the doing of all such things, the performance of all such actions and taking of all such steps as may be open to them and necessary for or incidental to the putting into effect the provisions of this Agreement.

   11  DOMICILIUM CITANDI ET EXECUTANDI

11.1
Each Party chooses the address set out opposite its name below as its domicilium citandi et executandi at which all notices, legal processes and other communications must be delivered for the purposes of this Agreement:

11.1.1	the Subscriber
12th Floor, Social Security Centre
cnr Sam Nujoma Street & Julius Nyerere Way
Harare
Zimbabwe

Fax: +263 4 750 139
Email: chapfikadvd@yahoo.co.uk,
wgwatiringa@nieeb.co.zw and
endhlovu@nieeb.co.zw

[For attention: Mr David Chapfika – Chairman
NIEEB and Mr Wilson Gwatiringa – Chief Executive
Officer [NIEEB]

11.1.2	the Company	6th Floor Red Bridge NE Eastgate 3rd Street and R. Mugabe Road Harare Zimbabwe Fax: 263 284 23193 Email: CMangezi@blanketmine.com [For attention: Mr. Caxton Mangezi]

11.1.3	CHZ	6th Floor Red Bridge NE Eastgate 3rd Street and R Mugabe Road Harare Zimbabwe Fax: +27 11 447 2554 Email: SCurtis@greenstone.co.za [For attention: Mr. Steve Curtis]

11.2
Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing, and delivered by hand or sent or transmitted by registered post, telefax or by email.

11.3
Each Party may by written notice to the other Parties change its chosen address and/or its chosen telefax number and/or its email address to another physical address, telefax number or email, provided that the change shall become effective on the fourteenth day after the receipt of the notice by the addressee.

11.4	Any notice to a Party:

11.4.1	sent by prepaid registered post to it at its chosen address;

11.4.2	delivered by hand to a responsible person during ordinary business hours at its chosen address;

11.4.3	transmitted during ordinary office hours by facsimile to its chosen telefax number; or

11.4.4	transmitted during ordinary office hours by email to its chosen email address,

unless the contrary is proved, shall be deemed to have been received, in the case of clause 11.4.1, on the 7th (seventh) Business Day after posting and, in the case of clauses 11.4.2, 11.4.3 and 11.4.4, on the day of delivery or transmission as the case may be.

   12  BREACH AND TERMINATION

12.1
Should a Party (“the Defaulting Party”) commit a breach of any provision of this Agreement and fail to remedy such breach within 14 (fourteen) days from the date of written notice from any other Party to this Agreement (“the Aggrieved Party”) calling upon it to do so, the Aggrieved Party shall have the right, without prejudice to any other rights available in law, either:

12.1.1
if the breach complained of can be fully remedied by the payment of money, to take whatever action may be necessary to obtain payment of the amounts required by the Aggrieved Party to remedy such breach; or

12.1.2
if the breach complained of cannot be fully remedied by the payment of money, or, alternatively, if it can be so remedied and payment of any amounts claimed by the Aggrieved Party in terms of clause 12.1.1 is not made to the Aggrieved Party within 7 (seven) days of the date of determination through arbitration or legal process of the amount legally payable, to take whatever action may be necessary to enforce its rights under this Agreement or to terminate this Agreement, and in either event to claim such damages as it may have suffered as a result of such breach of contract.

12.2	The Defaulting Party shall be liable for all costs and expenses (calculated on an attorney and own client scale) incurred as a result of or in connection with the default.

12.3
Without limiting the generality of this clause 12, if at any time it is or becomes unlawful for the Company to perform or comply with any or all of its obligations under this Agreement or any of its obligations under this Agreement are not or cease to be legal, valid, binding and enforceable, the Company shall be entitled, without prejudice to any other rights or remedies which it may have under this Agreement or otherwise, by written notice to the Subscriber, to claim immediate payment of the balance of the Subscription Price and all Interest accrued in terms thereof regardless of whether or not such amounts are then otherwise due and payable.

12.4
Should the Company terminate this Agreement in the circumstances contemplated in this clause 12, the Company shall have the right, exercisable by written notice given to the Subscriber to purchase from the Subscriber all of the Subscription Shares at a value determined by the Auditors less any amounts owed by the Subscriber to the Company in terms of clause 5.1.

   13  ARBITRATION

13.1
Any dispute arising out of this Agreement or the interpretation thereof, both while in force and after its termination, shall be submitted to and determined by arbitration in accordance with the provisions of the First Schedule to the Arbitration Act, 6 of 1996, (for the purpose of this clause 13, ("the Act").  Such arbitration shall be held in Harare unless otherwise agreed and shall be held in a summary manner with a view to it being completed as soon as possible.

13.2	There shall be one arbitrator, who shall be, if the question in issue is:

13.2.1	primarily an accounting matter, an independent chartered accountant of not less than 10 (ten) years' standing;

13.2.2	primarily a legal matter, a practising Senior Counsel or commercial attorney of not less than 10 (ten) years' standing; and

13.2.3	any other matter, a suitably qualified independent person.

13.3
The appointment of the arbitrator shall be agreed upon between the Parties, but failing agreement between them within a period of 14 (fourteen) days after the arbitration has been demanded by a Party by notice in writing to the others, a Party shall be entitled to request the Commercial Arbitration Centre in Harare to make the appointment.

13.4	The arbitrator shall have the powers conferred upon an arbitrator under the Act.

13.5
A Party shall have the right to appeal against the decision of the arbitrator in accordance with the Act.  The decision resulting from such appeal shall be final and binding on the Parties, and may be made an order of any court of competent jurisdiction.  The Parties hereby submit to the jurisdiction of the High Court of Zimbabwe sitting at Harare should a Party wish to make the arbitrator's decision an order of Court.

13.6
The fact that any dispute has been referred to or is the subject of arbitration in terms of this clause 13, as well as any information submitted or furnished to the arbitrators or in any other manner forming part of the record of any arbitration proceedings, shall be kept confidential by the parties to such arbitration proceedings, and the parties to such proceedings shall use their reasonable endeavours to procure that all their employees, agents or advisers who are involved in or who obtain knowledge of any confidential information disclosed during such proceedings, shall be made aware of, and shall undertake in writing to be bound by, and to comply with, the provisions of this clause 13.

   14  GOVERNING LAW AND JURISDICTION

14.1	The interpretation of this Agreement shall be governed by the law of Zimbabwe in all respects.

14.2	Any Party shall be entitled to institute all or any proceedings against any of the other Parties in connection with this Agreement in the High Court of Zimbabwe sitting at Harare.

   15  INTERPRETATION

15.1	In this Agreement, unless the context requires otherwise:

15.1.1	words importing any one gender shall include the other 2 (two) genders;

15.1.2	the singular shall include the plural and vice versa; and

15.1.3	a reference to natural persons shall include created entities (corporate or unincorporated) and vice versa.

15.2	In this Agreement, the headings have been inserted for convenience only and shall not be used for nor assist or affect its interpretation.

15.3
If anything in a definition is a substantive provision conferring rights or imposing obligations on anyone, effect shall be given to it as if it were a substantive provision in the body of this Agreement.

   16  GENERAL

16.1	This Agreement contains the entire agreement between the Parties as to the subject matter hereof.

16.2	No Party shall have any claim or right of action arising from any undertaking, representation or warranty not included in this Agreement.

16.3
No failure by a Party to enforce any provision of this Agreement shall constitute a waiver of such provision or affect in any way that Party’s right to require performance of any such provision at any time in the future, nor shall the waiver of any subsequent breach nullify the effectiveness of the provision itself.

16.4	No agreement to vary, add to, or cancel this Agreement shall be of any force or effect unless reduced to writing and signed on behalf of all of the Parties to this Agreement.

16.5	No Party may cede any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other Parties to this Agreement.

16.6	This Agreement may be signed in counterparts, in which event the originals together will constitute the entire agreement between the Parties.

   17  COSTS

Each Party shall bear its own costs to be incurred in connection with the drafting and negotiation of this Agreement.

   18  WARRANTY

The Company and CHZ warrant that the shareholder of the Company does not at the Signature Date have any liability for the unlawful conduct of the business and affairs of the Company.

  SIGNED at Johannesburg on 12 June 2012

For and on behalf of:	NATIONAL INDIGENISATION ECONOMIC EMPOWERMENT FUND ______________________________ Signatory: D. Chapfika Capacity: Chairman NIEEB Authority: Board Resolution

Witness:	______________________________ Name:

  SIGNED at Johannesburg on 12 June 2012

For:	BLANKET MINE (1983) (PRIVATE) LIMITED ____________________________________ Signatory: S.R. Curtis Capacity: Director Authority: Board Resolution

Witness:	______________________________ Name:

SIGNED at Johannesburg on 12 June 2012

For:	CALEDONIA HOLDINGS ZIMBABWE (PRIVATE) LIMITED _________________________________ Signatory: S.E. Hayden Capacity: Director Authority: Board Resolution

Witness:	______________________________ Name:

SCHEDULE 1

MANAGEMENT AGREEMENT

SUBSCRIPTION AGREEMENT

between

FREMIRO INVESTMENTS (PRIVATE) LIMITED
(a company incorporated in Zimbabwe under registration number 5560/2011)
("the Subscriber")

and

BLANKET MINE (1983) (PRIVATE) LIMITED
(a company incorporated in Zimbabwe under registration number 172/69)
("the Company" )

and

CALEDONIA HOLDINGS ZIMBABWE (PRIVATE) LIMITED
(a company incorporated in Zimbabwe under registration number 5/45)
("CHZ")

CONTENTS

No           Clause Page No

No	Clause	Page No

1	DEFINITIONS	1
2	BACKGROUND	2
3	CONDITIONS PRECEDENT	2
4	SUBSCRIPTION	3
5	PRICE AND PAYMENT	3
6	FUNDING	4
7	DIRECTORS	5
8	MANAGEMENT OF THE COMPANY	5
9	CONFIDENTIALITY	6
10	SUPPORT	6
11	DOMICILIUM CITANDI ET EXECUTANDI	7
12	BREACH AND TERMINATION	8
13	ARBITRATION	9
14	GOVERNING LAW AND JURISDICTION	10
15	INTERPRETATION	10
16	GENERAL	11
17	COSTS	11
18	WARRANTY	12

    1  DEFINITIONS

In this Agreement, unless the context indicates otherwise, the words and expressions set out below shall have the meaning assigned to them and cognate expressions shall have a corresponding meaning, namely:

1.1	Agreement	means this subscription agreement;
1.2	Auditors	means the Company’s auditors as at the Signature Date or failing that, at the election of the board of directors of the Company, Deloitte, KPMG or Ernst & Young;
1.3	Business Day	means any day that is not a Saturday, Sunday or public holiday in Zimbabwe;
1.4	Closing Date	means the 5th (fifth) Business Day after the fulfilment of the suspensive conditions in clause 3;
1.5	Directors	means the directors of the Company from time to time appointed in accordance with clause 7;
1.6	Indigenisation	means the process and objectives contemplated in the Indigenisation Act and the Regulations;
1.7	Indigenisation Act	means the Indigenisation and Economic Empowerment Act [Chapter 14.33];
1.8	Interest	means interest calculated monthly in arrears at 10 (ten) percentage points above the 12 month LIBOR base rate published by REUTERS from time to time;
1.9	Loan Account	means the loan account to be opened in the Subscriber's name in the books of the Company;
1.10	MOU
means the memorandum of understanding concluded and signed by Caledonia Mining Corporation, CHZ, the Company, and the Minister of Youth, Development, Indigenisation and Empowerment of the Government of Zimbabwe on 20 February 2012;

1

1.11	Parties	means CHZ, the Company, and the Subscriber and "Party" means any one of them, as the context may indicate;
1.12	Regulations	means the Indigenisation and Economic Empowerment (General) Regulations, 2010;
1.13	Signature Date	means the date of signature of this Agreement by the Party last in time to do so;
1.14	Subscription Price	means the subscription price for the Subscription Shares as set out in clause 5.1; and
1.15	Subscription Shares
means 6,420,000 (six million four hundred and twenty thousand) “A” class shares representing 15% (fifteen per cent) of the issued share capital of the Company after the implementation of the transactions envisaged in the MOU which will total 42,800,000 shares.

   2  BACKGROUND

2.1	CHZ and the Company have agreed to the Indigenisation of the Company in accordance with the provisions of the MOU.

2.2	In terms of the MOU, the Company and the Subscriber are required to conclude an agreement in terms of which the Subscriber will subscribe for the Subscription Shares.

2.3	The Parties wish to record the terms on which the Subscriber will subscribe for the Subscription Shares.

    3  CONDITIONS PRECEDENT

3.1	The implementation of this Agreement is, save for the provisions of clauses 1, 6.2 to 17, inclusive, which will be of immediate force and effect, subject to:

3.1.1
receipt by CHZ and the Company of written confirmation from the Ministry of Youth, Development, Indigenisation and Empowerment of the Government of Zimbabwe that the implementation of this Agreement constitutes compliance by CHZ and the Company with the requirements of the Indigenisation Act and the Regulations;

2

3.1.2
receipt by CHZ and the Company of the approvals, to the extent certified in writing by the Auditors to be required by law, by the Reserve Bank of Zimbabwe of the transactions contemplated in the MOU and any related transactions and/or corporate re-organisation required to give effect to the Indigenisation by CHZ of the Company; and

3.1.3
receipt by CHZ and the Company of written confirmation of the unconditional withdrawal by the Zimbabwean Ministry of Mines and Mining Development of the letter sent by it to the Company dated 13 December 2011 requiring the Company to reach agreement with the Zimbabwean Mining Development Corporation regarding the Indigenisation of the Company.

3.2	The Parties shall use all commercially reasonable endeavours to procure the fulfilment of the conditions precedent stipulated in clause 3.1.

3.3	In the event that CHZ is unable to obtain the confirmation stipulated in 3.1 on or before 30 September 2012, CHZ may at its sole discretion, renegotiate the terms of this agreement.

   4  SUBSCRIPTION

4.1	The Subscriber hereby subscribes for the Subscription Shares.

4.2	The Company hereby accepts the subscription for the Subscription Shares as set out in clause 4.1, and undertakes to allot and issue the Subscription Shares to the Subscriber on the Closing Date.

   5  PRICE AND PAYMENT

5.1
The Subscription Price for the Subscription Shares shall be the sum of US$ 11,008,536 (eleven million and eight thousand five hundred and thirty six dollars ), which amount shall be debited to the Loan Account which Loan Account shall:

5.1.1	bear compound Interest from the Closing Date to the date of repayment, both dates inclusive; and

5.1.2
be paid in instalments on the date of payment of dividends by the Company from time to time, in an amount equal to 80% (eighty percent) of the dividends payable to the Subscriber, after deduction of withholding or any other taxes, in respect of the Subscription Shares. Each such payment shall be credited to the Loan Account in part settlement of Interest in the first instance and thereafter in settlement of capital owing in respect of the Subscription Price. Such payments shall cease once the full loan amount has been settled.

3

5.2
The remaining 20% (twenty percent) of the dividends payable to the Subscriber shall be paid by the Company to the Subscriber after deduction of any Zimbabwean withholding or other tax or levies that may be applicable on these dividends declared.

5.3	The Subscriber hereby irrevocably authorises the Company to apply dividends declared and becoming due for payment to the Subscriber, in the manner set out in clause 5.1.2.

5.4
For as long as any amounts are owed to the Company by the Subscriber in respect of the Subscription Price in terms of clause 5.1 the Subscriber may not, without prior written consent of CHZ, cede any right, title or interest in, pledge, or otherwise encumber any Subscription Share.

5.5
The amount due in respect of the Subscription Price and Interest shall be payable free of any deduction or set off and any taxes that may be levied thereon, which shall be for the account of the Subscriber.

   6  FUNDING

6.1
If the Directors should at any time resolve to call on the shareholders of the Company to advance capital to the Company, either by way of share capital or loans, the Subscriber shall advance such capital pro rata to its shareholding in the Company at the date on which the Directors determine that the capital is required.

6.1.1
If the Subscriber is unable or unwilling to provide the capital required in terms of clause 6.1, then it shall notify the Company in writing to that effect within 30 (thirty) days of the date on which it is advised in writing (“the Finance Date”) by the Company that capital is required from it.

6.1.2
If the Company should receive a notice contemplated in clause 6.1.1, or if the Subscriber should fail to give a notice as contemplated in clause 6.1.1 and should fail to comply with its obligation to advance capital to the Company in terms of this clause 6.1 within 90 (ninety) days from the Finance Date, and if CHZ is prepared to provide the amount of the finance which the Subscriber was required to advance to the Company, then CHZ shall notify the Company in writing to that effect within 10 (ten) Business Days of receipt of the notice referred to in clause 6.1.1, or of failure by the Subscriber to advance capital as required in terms of this clause 6.1.

4

6.2
If the Subscriber is called upon to advance an amount to the Company in terms of clause 6.1 above, and if the Subscriber has declined or, as the case may be, failed to comply with such request in accordance with the provisions of clauses 6.1.1 and 6.1.2, then, if it shall have exercised the right to advance to the Company the amount which the Subscriber has declined to advance, CHZ shall have the right to call upon the Subscriber to sell to CHZ such number of shares at par as shall, after transfer thereof into the name of CHZ, result in CHZ holding such percentage of the issued voting capital of the Company as shall be equal to the percentage which the aggregate of loan capital and share capital contributed by CHZ to the Company constitutes of the total capital contributed by all shareholders by way of share capital and loan capital

   7  DIRECTORS

7.1	The board of Directors shall be comprised of a minimum of 8 (eight) Directors.

7.2	The Parties agree that:

7.2.1	the Subscriber shall be entitled to appoint 1 (one) Director who shall be acceptable to the majority of the Board of Directors of the Company whose acceptance shall not be unreasonably withheld; and

7.2.2	CHZ shall be entitled to appoint 4 (four) Directors.

7.3
The Subscriber and CHZ shall have the right, from time to time, by notice in writing to the Company, to remove a Director nominated by it in terms of clause 7.1 as a Director and to nominate, in accordance with clause 7.2 another person in the place of the Director so removed.

   8  MANAGEMENT OF THE COMPANY

For as long as any amounts are owed to the Company by the Subscriber on the Loan Account, the management of the Company shall continue to be undertaken by Greenstone Management Services (“Greenstone”) in terms of the existing management agreement between Greenstone and the Company on   identical terms and conditions. The Parties undertake to vote in favour of all resolutions necessary to give effect to this clause 8 , failing which the vendor funding shall immediately be withdrawn and, the Subscriber asked to settle the outstanding balance in cash within 90 days of such notice, failing which the outstanding principal amount and interest shall automatically be converted into equivalent A shares and issued to CHZ.

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   9  CONFIDENTIALITY

9.1
All communications between the Parties and all information and other materials supplied to or received by a Party from any of the other Parties which relates in any way to this Agreement and to the Company shall be kept confidential by the Parties unless or until the relevant Party can reasonably demonstrate that:

9.1.1	any such communication, information or material is, or part of it is, in the public domain through no fault of its own; or

9.1.2	any such communication, information or material has been lawfully obtained from any third party; or

9.1.3	the information is already lawfully known to the relevant Party at the time that Party receives such information; or

9.1.4	the relevant Party is obliged by law to disclose such information,

whereupon this obligation in respect of that information shall cease.

9.2
The Parties shall use their best endeavours to procure the observance of these restrictions and shall take all reasonable steps to minimise the risk of disclosure of confidential information by ensuring that only they themselves and such of their employees, agents or consultants whose duties will require them to possess any of such information shall have access to such information, and will be instructed to treat the same as confidential.

9.3
The obligation contained in clause 9.2 shall endure, even after the termination of this Agreement, without limit in point of time, except and until such confidential information falls within any of the provisions of clauses 9.1.1 to 9.1.4, and shall be subject to the Company's confidentiality regime at the Signature Date.

    10  SUPPORT

The Parties undertake at all times to do all such things, perform all such actions and take such steps (including in particular the exercise of their voting rights in the Company) and to procure the doing of all such things, the performance of all such actions and taking of all such steps as may be open to them and necessary for or incidental to the putting into effect the provisions of this Agreement.

6

   11  DOMICILIUM CITANDI ET EXECUTANDI

11.1
Each Party chooses the address set out opposite its name below as its domicilium citandi et executandi at which all notices, legal processes and other communications must be delivered for the purposes of this Agreement:

11.1.1	the Subscriber	58 Broadlands Road Emerald Hill, Harare, Zimbabwe Fax: To be advised Email:july.ndlovu@mweb.co.za [For attention: July Ndlovu]

11.1.2	the Company	6th Floor Red Bridge NEEastgate 3rd Street and R. Mugabe Road Harare Zimbabwe Fax: 263 284 23193 Email: CMangezi@blanketmine.com [For attention: Mr. Caxton Mangezi]

11.1.3	CHZ	6th Floor Red Bridge NEEastgate 3rd Street and R Mugabe Road Harare Zimbabwe Fax: +27 11 447 2554 Email: SCurtis@caledoniamining.com [For attention: Mr. Steven Curtis]

11.2
Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing, and delivered by hand or sent or transmitted by registered post, telefax or by email.

11.3
Each Party may by written notice to the other Parties change its chosen address and/or its chosen telefax number and/or its email address to another physical address, telefax number or email, provided that the change shall become effective on the fourteenth day after the receipt of the notice by the addressee.

7

11.4	Any notice to a Party:

11.4.1	sent by prepaid registered post to it at its chosen address;

11.4.2	delivered by hand to a responsible person during ordinary business hours at its chosen address;

11.4.3	transmitted during ordinary office hours by facsimile to its chosen telefax number; or

11.4.4	transmitted during ordinary office hours by email to its chosen email address,

unless the contrary is proved, shall be deemed to have been received, in the case of clause 11.4.1, on the 7th (seventh) Business Day after posting and, in the case of clauses 11.4.2, 11.4.3 and 11.4.4, on the day of delivery or transmission as the case may be.

   12  BREACH AND TERMINATION

12.1
Should a Party (“the Defaulting Party”) commit a breach of any provision of this Agreement and fail to remedy such breach within 14 (fourteen) days from the date of written notice from any other Party to this Agreement (“the Aggrieved Party”) calling upon it to do so, the Aggrieved Party shall have the right, without prejudice to any other rights available in law, either:

12.1.1
if the breach complained of can be fully remedied by the payment of money, to take whatever action may be necessary to obtain payment of the amounts required by the Aggrieved Party to remedy such breach; or

12.1.2
if the breach complained of cannot be fully remedied by the payment of money, or, alternatively, if it can be so remedied and payment of any amounts claimed by the Aggrieved Party in terms of clause 12.1.1 is not made to the Aggrieved Party within 7 (seven) days of the date of determination through arbitration or legal process of the amount legally payable, to take whatever action may be necessary to enforce its rights under this Agreement or to terminate this Agreement, and in either event to claim such damages as it may have suffered as a result of such breach of contract.

12.2	The Defaulting Party shall be liable for all costs and expenses (calculated on an attorney and own client scale) incurred as a result of or in connection with the default.

12.3
Without limiting the generality of this clause 12, if at any time it is or becomes unlawful for the Company to perform or comply with any or all of its obligations under this Agreement or any of its obligations under this Agreement are not or cease to be legal, valid, binding and enforceable, the Company shall be entitled, without prejudice to any other rights or remedies which it may have under this Agreement or otherwise, by written notice to the Subscriber, to claim immediate payment of the balance of the Subscription Price and all Interest accrued in terms thereof regardless of whether or not such amounts are then otherwise due and payable.

12.4
Notwithstanding the aforesaid, should the Subscriber institute and/or cause to be instituted, any legal action of any nature whatsoever against the Company, the Company shall have the right, exercisable by written notice given to the Subscriber at any time after the institution of any such legal action, to terminate this Agreement and purchase from the Subscriber all of the Subscription Shares at a value determined by the Auditors less any amounts owed by the Subscriber to the Company in terms of clause 5.1.

   13  ARBITRATION

13.1
Any dispute arising out of this Agreement or the interpretation thereof, both while in force and after its termination, shall be submitted to and determined by arbitration in accordance with the provisions of the First Schedule to the Arbitration Act, 6 of 1996, (for the purpose of this clause 13, ("the Act"). Such arbitration shall be held in Harare unless otherwise agreed and shall be held in a summary manner with a view to it being completed as soon as possible.

13.2	There shall be one arbitrator, who shall be, if the question in issue is:

13.2.1	primarily an accounting matter, an independent chartered accountant of not less than 10 (ten) years' standing;

13.2.2	primarily a legal matter, a practising Senior Counsel or commercial attorney of not less than 10 (ten) years' standing; and

13.2.3	any other matter, a suitably qualified independent person.

13.3
The appointment of the arbitrator shall be agreed upon between the Parties, but failing agreement between them within a period of 14 (fourteen) days after the arbitration has been demanded by a Party by notice in writing to the others, a Party shall be entitled to request the High Court of Zimbabwe to make the appointment.

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13.4	The arbitrator shall have the powers conferred upon an arbitrator under the Act.

13.5
A Party shall have the right to appeal against the decision of the arbitrator in accordance with the Act. The decision resulting from such appeal shall be final and binding on the Parties, and may be made an order of any court of competent jurisdiction. The Parties hereby submit to the jurisdiction of the High Court of Zimbabwe sitting at Harare should a Party wish to make the arbitrator's decision an order of Court.

13.6
The fact that any dispute has been referred to or is the subject of arbitration in terms of this clause 13, as well as any information submitted or furnished to the arbitrators or in any other manner forming part of the record of any arbitration proceedings, shall be kept confidential by the parties to such arbitration proceedings, and the parties to such proceedings shall use their reasonable endeavours to procure that all their employees, agents or advisers who are involved in or who obtain knowledge of any confidential information disclosed during such proceedings, shall be made aware of, and shall undertake in writing to be bound by, and to comply with, the provisions of this clause 13.

   14 GOVERNING LAW AND JURISDICTION

14.1	The interpretation of this Agreement shall be governed by the law of the Zimbabwe in all respects.

14.2	Any Party shall be entitled to institute all or any proceedings against any the other Parties in connection with this Agreement in the High Court of Zimbabwe sitting at Harare.

   15 INTERPRETATION

15.1	In this Agreement, unless the context requires otherwise :

15.1.1	words importing any one gender shall include the other 2 (two) genders;

15.1.2	the singular shall include the plural and vice versa; and

15.1.3	a reference to natural persons shall include created entities (corporate or unincorporated) and vice versa.

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15.2	In this Agreement, the headings have been inserted for convenience only and shall not be used for nor assist or affect its interpretation.

15.3
If anything in a definition is a substantive provision conferring rights or imposing obligations on anyone, effect shall be given to it as if it were a substantive provision in the body of this Agreement.

   16  GENERAL

16.1	This Agreement contains the entire agreement between the Parties as to the subject matter hereof.

16.2	No Party shall have any claim or right of action arising from any undertaking, representation or warranty not included in this Agreement.

16.3
No failure by a Party to enforce any provision of this Agreement shall constitute a waiver of such provision or affect in any way that Party’s right to require performance of any such provision at any time in the future, nor shall the waiver of any subsequent breach nullify the effectiveness of the provision itself.

16.4	No agreement to vary, add to, or cancel this Agreement shall be of any force or effect unless reduced to writing and signed on behalf of all of the Parties to this Agreement.

16.5	No Party may cede any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other Parties to this Agreement.

16.6	This Agreement may be signed in counterparts, in which event the originals together will constitute the entire agreement between the Parties.

   17  COSTS

Each Party shall bear its own costs to be incurred in connection with the drafting and negotiation of this Agreement.

    18   WARRANTY

The Company and CHZ warrant that the shareholder of the Company does not at the date of this agreement have any liability for the unlawful conduct of the business and affairs of the Company.

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SIGNED at	on April 27,	2012

For:	BLANKET MINE (1983) (PRIVATE) LIMITED

_________________________________ Signatory: Capacity: Director Authority: Resolution April 28, 2012

SIGNED at	on	2012

For:	CALEDONIA HOLDINGS ZIMBABWE (PRIVATE) LIMITED

_________________________________ Signatory: Capacity: Authority: Resolution April 28, 2012

SIGNED at	on 27 April	2012

For:	FREMIRO INVESTMENTS (PRIVATE) LIMITED

_________________________________ Signatory: Capacity: Director Authority: Resolution

11

SUBSCRIPTION AGREEMENT

between

BLANKET EMPLOYEE TRUST SERVICES (PRIVATE) LIMITED
(a company to be incorporated in Zimbabwe)
("the Subscriber")

and

BLANKET MINE (1983) (PRIVATE) LIMITED
(a company incorporated in Zimbabwe under registration number 172/69)
("the Company" )

and

CALEDONIA HOLDINGS ZIMBABWE (PRIVATE) LIMITED
(a company incorporated in Zimbabwe under registration number 5/45)
("CHZ" )

CONTENTS

No	Clause	Page No

1	DEFINITIONS	1
2	BACKGROUND	2
3	CONDITIONS PRECEDENT	2
4	SUBSCRIPTION	3
5	PRICE AND PAYMENT	4
6	FUNDING	4
7	DIRECTORS	5
8	MANAGEMENT OF THE COMPANY	6
9	CONFIDENTIALITY	6
10	SUPPORT	7
11	DOMICILIUM CITANDI ET EXECUTANDI	7
12	BREACH AND TERMINATION	8
13	ARBITRATION	9
14	GOVERNING LAW AND JURISDICTION	10
15	INTERPRETATION	11
16	GENERAL	11
17	COSTS	12
18	WARRANTY	12

   1  DEFINITIONS

In this Agreement, unless the context indicates otherwise, the words and expressions set out below shall have the meaning assigned to them and cognate expressions shall have a corresponding meaning, namely:

1.1	Agreement	means this subscription agreement;
1.2	Auditors	means the Company’s auditors as at the Signature Date or failing that, at the election of the board of directors of the Company, Deloitte, KPMG or Ernst & Young;
1.3	Business Day	means any day that is not a Saturday, Sunday or public holiday in Zimbabwe;
1.4	Closing Date	means the 5th (fifth) Business Day after the fulfilment of the suspensive conditions in clause 3;
1.5	Directors	means the directors of the Company from time to time appointed in accordance with clause 7;
1.6	Indigenisation	means the process and objectives contemplated in the Indigenisation Act and the Regulations;
1.7	Indigenisation Act	means the Indigenisation and Economic Empowerment Act [Chapter 14.33];
1.8	Interest	means interest calculated monthly in arrears at 10 (ten) percentage points above the 12 (twelve) month London InterBank Offered Rate published by Thomson Reuters from time to time;
1.9	Loan Account	means the loan account to be opened in the Subscriber's name in the books of the Company;
1.10	MOU
means the memorandum of understanding concluded by Caledonia Mining Corporation, CHZ, the Company, and the Minister of Youth, Development, Indigenisation and Empowerment of the Government of Zimbabwe on 20 February 2012;

1

1.11	Parties	means CHZ, the Company, and the Subscriber and "Party" means any one of them, as the context may indicate;
1.12	Regulations	means the Indigenisation and Economic Empowerment (General) Regulations, 2010;
1.13	Signature Date	means the date of signature of this Agreement by the Party last in time to do so;
1.14	Subscription Price	means the subscription price for the Subscription Shares as set out in clause 5.1; and
1.15	Subscription Shares
means 4,280,000 (four million two hundred and eighty thousand) “A” class shares representing 10% (ten percent) of the issued share capital of the Company after the implementation of the transactions envisaged in the MOU.

   2  BACKGROUND

2.1	CHZ and the Company have agreed to the Indigenisation of the Company in accordance with the provisions of the MOU.

2.2	In terms of the MOU, the Company is required to issue the Subscription Shares to the Blanket Mine Employee Trust.

2.3
The Company has procured the incorporation of the Subscriber for the purpose of subscribing for and holding the Subscription Shares and the Blanket Mine Employee Trust will, on its formation, acquire the entire issued share capital of the Subscriber.

2.4	The Parties wish to record the terms on which the Subscriber will subscribe for the Subscription Shares.

   3  CONDITIONS PRECEDENT

3.1	The implementation of this Agreement is, save for the provisions of clauses 1, 3 and 7 to 18, inclusive, which will be of immediate force and effect, subject to:

2

3.1.1
receipt by CHZ and the Company of written confirmation from the Ministry of Youth, Development, Indigenisation and Empowerment of the Government of Zimbabwe that the implementation of this Agreement and the other transactions envisaged in the MOU constitutes compliance by CHZ and the Company with the requirements of the Indigenisation Act and the Regulations;

3.1.2
receipt by CHZ and the Company of the approvals, to the extent certified in writing by the Auditors to be required by law, by the Reserve Bank of Zimbabwe of the transactions contemplated in the MOU and any related transactions and/or corporate re-organisation required to give effect to the Indigenisation by CHZ of the Company; and

3.1.3
receipt by CHZ and the Company of written confirmation of the unconditional withdrawal by the Zimbabwe Ministry of Mines and Mining Development of the letter sent by it to the Company dated 13 December 2011 requiring the Company to reach agreement with the Zimbabwean Mining Development Corporation regarding the Indigenisation of the Company.

3.2	The Parties shall use all commercially reasonable endeavours to procure the fulfilment of the conditions precedent stipulated in clause 3.1.

3.3	The conditions in clause 3.1 above are stipulated for the benefit of CHZ and CHZ may waive any one or all of those conditions by way of written notice to the Subscriber.

3.4
In the event of the conditions stipulated in clause 3.1 not being fulfilled or waived on or before 30 September 2012, or on or before such later date as CHZ and the Company agree upon in writing, this Agreement shall lapse and shall be of no further force or effect and no Party shall have any claim against the other Parties arising from the provisions of this Agreement or the termination thereof.

   4SUBSCRIPTION

4.1	The Subscriber hereby subscribes for the Subscription Shares.

4.2	The Company hereby accepts the subscription for the Subscription Shares as set out in clause 4.1, and undertakes to allot and issue the Subscription Shares to the Subscriber on the Closing Date.

3

   5  PRICE AND PAYMENT

5.1
The Subscription Price for the Subscription Shares shall be the sum of US$ 7,339,024 (seven million three hundred and thirty nine thousand and twenty four US Dollars), which amount shall be debited to the Loan Account which Loan Account shall:

5.1.1	bear compound Interest from the Closing Date to the date of repayment, both dates inclusive; and

5.1.2
be paid in instalments on the date of payment of dividends by the Company from time to time, in an amount equal to 80% (eighty percent) of the dividends payable to the Subscriber, after deduction of withholding or any other taxes, in respect of the Subscription Shares. Each such payment shall be credited to the Loan Account in part settlement of Interest in the first instance and thereafter in settlement of capital owing in respect of the Subscription Price. Such payments shall cease once the Loan Account has been settled.

5.2
The remaining 20% (twenty percent) of the dividends payable to the Subscriber shall be paid by the Company to the Subscriber after deduction of any Zimbabwean withholding or other tax or levies that may be applicable on the dividends declared by the Company.

5.3	The Subscriber hereby irrevocably authorises the Company to apply dividends declared and becoming due for payment to the Subscriber, in the manner set out in clause 5.1.2.

5.4
For as long as any amounts are owed to the Company by the Subscriber in respect of the Subscription Price in terms of clause 5.1, the Subscriber may not, without prior written consent of CHZ, cede any right, title or interest in, pledge, or otherwise encumber any Subscription Share.

5.5
The amount due in respect of the Subscription Price and Interest shall be payable free of any deduction or set off and any taxes that may be levied thereon, which shall be for the account of the Subscriber.

   6  FUNDING

6.1
If the Directors should at any time resolve to call on the shareholders of the Company to advance capital to the Company, either by way of share capital or loans, the Subscriber shall advance such capital pro rata to its shareholding in the Company at the date on which the Directors determine that the capital is required.

4

6.1.1
If the Subscriber is unable or unwilling to provide the capital required in terms of clause 6.1, then it shall notify the Company in writing to that effect within 30 (thirty) days of the date on which it is advised in writing (“the Finance Date”) by the Company that capital is required from it.

6.1.2
If the Company should receive a notice contemplated in clause 6.1.1, or if the Subscriber should fail to give a notice as contemplated in clause 6.1.1 and should fail to comply with its obligation to advance capital to the Company in terms of this clause 6. within 90 (ninety) days from the Finance Date, and if CHZ is prepared to provide the amount of the finance which the Subscriber was required to advance to the Company, then CHZ shall notify the Company in writing to that effect within 10 (ten) Business Days of receipt of the notice referred to in clause 6.1.1, or of failure by the Subscriber to advance capital as required in terms of this clause 6.1.

6.2
If the Subscriber is called upon to advance an amount to the Company in terms of clause 6.1 above, and if the Subscriber has declined or, as the case may be, failed to comply with such request in accordance with the provisions of clauses 6.1.1 and 6.1.2, then, if it shall have exercised the right to advance to the Company the amount which the Subscriber has declined to advance, CHZ shall have the right, to call upon the Subscriber to sell such number of shares at par as shall, after transfer thereof into the name of CHZ, result in CHZ holding such percentage of the issued voting capital of the Company as shall be equal to the percentage which the aggregate of loan capital and share capital contributed by CHZ to the Company constitutes of the total capital contributed by all shareholders by way of share capital and loan capital.

   7 DIRECTORS

7.1	The board of Directors shall be comprised of a maximum of 8 (eight) Directors.

7.2	The Parties agree that:

7.2.1
the Subscriber shall be entitled to appoint 1 (one) Director, of the Company, who shall be acceptable to the majority of the board of directors of the Company whose acceptance shall not be unreasonably withheld; and

7.2.2	CHZ shall be entitled to appoint 4 (four) Directors of the Company.

5

7.3
The Subscriber and CHZ shall have the right, from time to time, by notice in writing to the Company, to remove a Director nominated by it in terms of clause 7.1 as a Director and to nominate, in accordance with clause 7.2 another person in the place of the Director so removed.

   8  MANAGEMENT OF THE COMPANY

For as long as any amounts are owed to the Company by the Subscriber on the Loan Account, the management of the Company shall continue to be undertaken by Greenstone Management Services (“Greenstone”) in terms of the existing management agreement between Greenstone and the Company on at least identical terms and conditions. The Parties undertake to vote in favour of all resolutions necessary to give effect to this clause 8. Should the management agreement be terminated, for whatever reason, before the Loan Account has been settled, the balance of the Loan Account shall be payable by the Subscriber to the Company on demand.

   9  CONFIDENTIALITY

9.1
All communications between the Parties and all information and other materials supplied to or received by a Party from any of the other Parties which relates in any way to this Agreement and to the Company shall be kept confidential by the Parties unless or until the relevant Party can reasonably demonstrate that:

9.1.1	any such communication, information or material is, or part of it is, in the public domain through no fault of its own; or

9.1.2	any such communication, information or material has been lawfully obtained from any third party; or

9.1.3	the information is already lawfully known to the relevant Party at the time that Party receives such information; or

9.1.4	the relevant Party is obliged by law to disclose such information,

whereupon this obligation in respect of that information shall cease.

9.2
The Parties shall use their best endeavours to procure the observance of these restrictions and shall take all reasonable steps to minimise the risk of disclosure of confidential information by ensuring that only they themselves and such of their employees, agents or consultants whose duties will require them to possess any of such information shall have access to such information, and will be instructed to treat the same as confidential.

6

9.3
The obligation contained in this clause 9 shall endure, even after the termination of this Agreement, without limit in point of time, except and until such confidential information falls within any of the provisions of clauses 9.1.1 to 9.1.4, and shall be subject to the Company's confidentiality regime at the Signature Date.

   10  SUPPORT

The Parties undertake at all times to do all such things, perform all such actions and take such steps (including in particular the exercise of their voting rights in the Company) and to procure the doing of all such things, the performance of all such actions and taking of all such steps as may be open to them and necessary for or incidental to the putting into effect the provisions of this Agreement.

   11  DOMICILIUM CITANDI ET EXECUTANDI

11.1
Each Party chooses the address set out opposite its name below as its domicilium citandi et executandi at which all notices, legal processes and other communications must be delivered for the purposes of this Agreement:

11.1.1	the Subscriber	Blanket Mine, P.O.Box 4 Gwanda, Zimbabwe Fax: 263 84 2 23259 Email: CMangezi@blanketmine.com [For attention: Mr. Caxton Mangezi]

11.1.2	the Company	6th Floor Red Bridge NE Eastgate 3rd Street and R. Mugabe Road Harare Zimbabwe Fax: 263 284 23193 Email: PDell@caledoniazim.com [For attention: Mr. Caxton Mangezi]

11.1.3	CHZ	6th Floor Red Bridge NE Eastgate 3rd Street and R Mugabe Road Harare Zimbabwe Fax: +27 11 447 2554 Email: SCurtis@caledoniamining.com [For attention: Mr. Steve Curtis]

7

11.2
Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing, and delivered by hand or sent or transmitted by registered post, telefax or by email.

11.3
Each Party may by written notice to the other Parties change its chosen address and/or its chosen telefax number and/or its email address to another physical address, telefax number or email, provided that the change shall become effective on the fourteenth day after the receipt of the notice by the addressee.

11.4	Any notice to a Party:

11.4.1	sent by prepaid registered post to it at its chosen address;

11.4.2	delivered by hand to a responsible person during ordinary business hours at its chosen address;

11.4.3	transmitted during ordinary office hours by facsimile to its chosen telefax number; or

11.4.4	transmitted during ordinary office hours by email to its chosen email address,

unless the contrary is proved, shall be deemed to have been received, in the case of clause 11.4.1, on the 7th (seventh) Business Day after posting and, in the case of clauses 11.4.2, 11.4.3 and 11.4.4, on the day of delivery or transmission as the case may be.

   12  BREACH AND TERMINATION

12.1
Should a Party (“the Defaulting Party”) commit a breach of any provision of this Agreement and fail to remedy such breach within 14 (fourteen) days from the date of written notice from any other Party to this Agreement (“the Aggrieved Party”) calling upon it to do so, the Aggrieved Party shall have the right, without prejudice to any other rights available in law, either:

12.1.1
if the breach complained of can be fully remedied by the payment of money, to take whatever action may be necessary to obtain payment of the amounts required by the Aggrieved Party to remedy such breach; or

8

12.1.2
if the breach complained of cannot be fully remedied by the payment of money, or, alternatively, if it can be so remedied and payment of any amounts claimed by the Aggrieved Party in terms of clause 12.1.1 is not made to the Aggrieved Party within 7 (seven) days of the date of determination through arbitration or legal process of the amount legally payable, to take whatever action may be necessary to enforce its rights under this Agreement or to terminate this Agreement, and in either event to claim such damages as it may have suffered as a result of such breach of contract.

12.2	The Defaulting Party shall be liable for all costs and expenses (calculated on an attorney and own client scale) incurred as a result of or in connection with the default.

12.3
Without limiting the generality of this clause 12, if at any time it is or becomes unlawful for the Company to perform or comply with any or all of its obligations under this Agreement or any of its obligations under this Agreement are not or cease to be legal, valid, binding and enforceable, the Company shall be entitled, without prejudice to any other rights or remedies which it may have under this Agreement or otherwise, by written notice to the Subscriber, to claim immediate payment of the balance of the Subscription Price and all Interest accrued in terms thereof regardless of whether or not such amounts are then otherwise due and payable.

12.4
Should the Company terminate this Agreement in the circumstances contemplated in this clause 12, the Company shall have the right, without prejudice to any other rights available to it, exercisable by written notice given to the Subscriber to purchase from the Subscriber all of the Subscription Shares at a value determined by the Auditors less any amounts owed by the Subscriber to the Company in terms of clause 5.1.

   13  ARBITRATION

13.1
Any dispute arising out of this Agreement or the interpretation thereof, both while in force and after its termination, shall be submitted to and determined by arbitration in accordance with the provisions of the First Schedule to the Arbitration Act, 6 of 1996, (for the purpose of this clause 13, ("the Act"). Such arbitration shall be held in Harare unless otherwise agreed and shall be held in a summary manner with a view to it being completed as soon as possible.

13.2	There shall be one arbitrator, who shall be, if the question in issue is:

9

13.2.1	primarily an accounting matter, an independent chartered accountant of not less than 10 (ten) years' standing;

13.2.2	primarily a legal matter, a practising Senior Counsel or commercial attorney of not less than 10 (ten) years' standing; and

13.2.3	any other matter, a suitably qualified independent person.

13.3
The appointment of the arbitrator shall be agreed upon between the Parties, but failing agreement between them within a period of 14 (fourteen) days after the arbitration has been demanded by a Party by notice in writing to the others, a Party shall be entitled to request the Commercial Arbitration Centre in Harare to make the appointment.

13.4	The arbitrator shall have the powers conferred upon an arbitrator under the Act.

13.5
A Party shall have the right to appeal against the decision of the arbitrator in accordance with the Act. The decision resulting from such appeal shall be final and binding on the Parties, and may be made an order of any court of competent jurisdiction. The Parties hereby submit to the jurisdiction of the High Court of Zimbabwe sitting at Harare should a Party wish to make the arbitrator's decision an order of Court.

13.6
The fact that any dispute has been referred to or is the subject of arbitration in terms of this clause 13, as well as any information submitted or furnished to the arbitrators or in any other manner forming part of the record of any arbitration proceedings, shall be kept confidential by the parties to such arbitration proceedings, and the parties to such proceedings shall use their reasonable endeavours to procure that all their employees, agents or advisers who are involved in or who obtain knowledge of any confidential information disclosed during such proceedings, shall be made aware of, and shall undertake in writing to be bound by, and to comply with, the provisions of this clause 13.

   14GOVERNING LAW AND JURISDICTION

14.1	The interpretation of this Agreement shall be governed by the law of the Zimbabwe in all respects.

14.2	Any Party shall be entitled to institute all or any proceedings against any the other Parties in connection with this Agreement in the High Court of Zimbabwe sitting at Harare.

10

   15  INTERPRETATION

15.1	In this Agreement, unless the context requires otherwise :

15.1.1	words importing any one gender shall include the other 2 (two) genders;

15.1.2	the singular shall include the plural and vice versa; and

15.1.3	a reference to natural persons shall include created entities (corporate or unincorporated) and vice versa.

15.2	In this Agreement, the headings have been inserted for convenience only and shall not be used for nor assist or affect its interpretation.

15.3
If anything in a definition is a substantive provision conferring rights or imposing obligations on anyone, effect shall be given to it as if it were a substantive provision in the body of this Agreement.

   16  GENERAL

16.1	This Agreement contains the entire agreement between the Parties as to the subject matter hereof.

16.2	No Party shall have any claim or right of action arising from any undertaking, representation or warranty not included in this Agreement.

16.3
No failure by a Party to enforce any provision of this Agreement shall constitute a waiver of such provision or affect in any way that Party’s right to require performance of any such provision at any time in the future, nor shall the waiver of any subsequent breach nullify the effectiveness of the provision itself.

16.4	No agreement to vary, add to, or cancel this Agreement shall be of any force or effect unless reduced to writing and signed on behalf of all of the Parties to this Agreement.

16.5	No Party may cede any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other Parties to this Agreement.

16.6	This Agreement may be signed in counterparts, in which event the originals together will constitute the entire agreement between the Parties.

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   17  COSTS

Each Party shall bear its own costs to be incurred in connection with the drafting and negotiation of this Agreement.

   18  WARRANTY

The Company and CHZ warrant that the shareholder of the Company does not at the Signature Date have any liability for the unlawful conduct of the business and affairs of the Company.

SIGNED at Bulawayo	on 16 May	2012

For:	BLANKET EMPLOYEE TRUST SERVICES (PRIVATE) LIMITED

_________________________________ Signatory: Capacity: Authority:

SIGNED at Bulawayo	on 16 May	2012

For:	BLANKET MINE (1983) (PRIVATE) LIMITED

_________________________________ Signatory: Capacity: Authority:

SIGNED at Bulawayo	on 16 May	2012

For:	CALEDONIA HOLDINGS ZIMBABWE (PRIVATE) LIMITED

_________________________________ Signatory: Capacity: Authority:

12

SUBSCRIPTION AGREEMENT

between

GWANDA COMMUNITY SHARE OWNERSHIP TRUST
(a trust registered in Zimbabwe under registration number [●] )
("the Subscriber")

and

BLANKET MINE (1983) (PRIVATE) LIMITED
(a company incorporated in Zimbabwe under registration number 172/69)
("the Company" )

and

CALEDONIA HOLDINGS ZIMBABWE (PRIVATE) LIMITED
(a company incorporated in Zimbabwe under registration number 5/45)
("CHZ" )

CONTENTS

No	Clause	Page No

1	DEFINITIONS	1
2	BACKGROUND	2
3	CONDITIONS PRECEDENT	3
4	SUBSCRIPTION	4
5	DONATION	4
6	FUNDING	4
7	DIRECTORS	5
8	CONFIDENTIALITY	6
9	SUPPORT	6
10	DOMICILIUM CITANDI ET EXECUTANDI	7
11	BREACH AND TERMINATION	8
12	ARBITRATION	9
13	GOVERNING LAW AND JURISDICTION	10
14	INTERPRETATION	10
15	GENERAL	10
16	COSTS	11

   1  DEFINITIONS

In this Agreement, unless the context indicates otherwise, the words and expressions set out below shall have the meaning assigned to them and cognate expressions shall have a corresponding meaning, namely:

1.1	Agreement	means this subscription agreement;
1.2	Auditors	means the Company’s auditors as at the Signature Date or failing that, at the election of the board of directors of the Company, Deloitte, KPMG or Ernst & Young;
1.3	BETS	means Blanket Employee Trust Services (Private) Limited, a company registered in Zimbabwe under registration number [●], and which is a wholly owned subsidiary company of the Blanket Employee Trust ;;
1.4	Business Day	means any day that is not a Saturday, Sunday or public holiday in Zimbabwe;
1.5	Closing Date	means the 5th (fifth) Business Day after the fulfilment of the suspensive conditions in clause 3;
1.6	Directors	means the directors of the Company from time to time appointed in accordance with clause 7;
1.7	Indigenisation	means the process and objectives contemplated in the Indigenisation Act and the Regulations;
1.8	Indigenisation Act	means the Indigenisation and Economic Empowerment Act [Chapter 14.33];
1.9	MOU
means the memorandum of understanding concluded by Caledonia Mining Corporation, CHZ, the Company, and the Minister of Youth, Development, Indigenisation and Empowerment of the Government of Zimbabwe on 20 February 2012;

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1.10	Parties	means CHZ, the Company, and the Subscriber and "Party" means any one of them, as the context may indicate;
1.11	Regulations	means the Indigenisation and Economic Empowerment (General) Regulations, 2010;
1.12	NIEEF	means the National Indigenisation Economic Empowerment Fund established in terms of section 12 of the Indigenisation Act;
1.13	Signature Date	means the date of signature of this Agreement by the Party last in time to do so;
1.14	Subscriber's Bank Account
means the bank account nominated by the Subscriber for the payment of the amount referred to in clause 5, the details of which are as follows:
Bank: [•]
Branch: [•]
Branch Code: [•]
Account Number: [•];

1.15	Subscription Shares
means 4,280,000 (four million two hundred and eighty thousand) B” class shares representing 10% (ten percent) of the issued share capital of the Company, which shall confer the right to receive the dividend described in clause 4.3 below; and

1.16	Zimco	means Zimco (Private) Limited, a company to be incorporated in Zimbabwe.

   2  BACKGROUND

2.1	CHZ and the Company have agreed to the Indigenisation of the Company in accordance with the provisions of the MOU.

2.2	In terms of the MOU, the Company is required to issue the Subscription Shares to the Subscriber.

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2.3	The Parties wish to record the terms on which the Subscriber will subscribe for the Subscription Shares.

   3  CONDITIONS PRECEDENT

3.1	The implementation of this Agreement is, save for the provisions of clauses 1, 3.2 and 7 to 16, inclusive, which will be of immediate force and effect, subject to:

3.1.1	the following agreements being concluded and becoming unconditional according to their terms, save for the condition that this Agreement is concluded and becomes unconditional:

3.1.1.1
an agreement between the Company and BETS in terms of which BETS will subscribe for 4,280,000 (four million two hundred and eighty thousand) "A" class shares representing 10% (ten percent) of the issued share capital of the Company;

3.1.1.2
an agreement between the Company and Zimco in terms of which Zimco will subscribe for 6,420,000 (six million four hundred and twenty thousand) “A” class shares representing 15% (fifteen percent) of the issued share capital of the Company; and

3.1.1.3
an agreement between the Company and NIEEF in terms of which NIEEF will subscribe for 6,848,000 (six million eight hundred and forty eight thousand) "A" class shares representing 16% (sixteen percent) of the issued share capital of the Company;

3.1.2
receipt by CHZ and the Company of written confirmation from the Ministry of Youth, Development, Indigenisation and Empowerment of the Government of Zimbabwe that the implementation of this Agreement and the agreements in clause 3.1.1 constitutes compliance by CHZ and the Company with the requirements of the Indigenisation Act and the Regulations;

3.1.3
receipt by CHZ and the Company of the approvals, to the extent certified in writing by the Auditors to be required by law, by the Reserve Bank of Zimbabwe of the transactions contemplated in the MOU and any related transactions and/or corporate re-organisation required to give effect to the Indigenisation by CHZ of the Company; and

3

3.1.4
receipt by CHZ and the Company of written confirmation of the unconditional withdrawal by the Zimbabwe Ministry of Mines and Mining Development to the Company of the letter sent by it to the Company dated 13 December 2011 requiring the Company to reach agreement with the Zimbabwean Mining Development Corporation regarding the Indigenisation of the Company.

3.2	The Parties shall use all commercially reasonable endeavours to procure the fulfilment of the conditions precedent stipulated in clause 3.1.

3.3	The conditions in clause 3.1 above are stipulated for the benefit of CHZ and CHZ may waive any one or all of those conditions by way of written notice to the Subscriber.

3.4
In the event of the conditions stipulated in clause 3.1 not being fulfilled on or before 30 September 2012, or on or before such later date as CHZ and the Company agree upon in writing, this Agreement shall lapse and shall be of no further force or effect and no Party shall have any claim against the other Parties arising from the provisions of this Agreement or the termination thereof.

   4  SUBSCRIPTION

4.1	The Subscriber hereby subscribes for the Subscription Shares.

4.2
The Company hereby accepts the subscription for the Subscription Shares as set out in clause 4.1, and undertakes to allot and issue the Subscription Shares to the Subscriber on the Closing Date at a nominal value of US$ 1 (one US Dollar).

4.3
The Subscription Shares shall confer on the Subscriber the right to receive a dividend in the amount of US$1,000,000 (one million US Dollars), which shall be payable by the Company to the Subscriber within 12 (twelve) months of the Closing Date.

   5  DONATION

The Company hereby donates, and undertakes on the Closing Date to pay to the Subscriber, an amount of US$1,000,000 (one million US Dollars) in cash, by way of electronic transfer by the Company to the Subscriber's Bank Account.

   6  FUNDING

6.1
If the Directors should at any time resolve to call on the shareholders of the Company to advance capital to the Company, either by way of share capital or loans, the Subscriber shall advance such capital pro rata to its shareholding in the Company at the date on which the Directors determine that the capital is required.

4

6.1.1
If the Subscriber is unable or unwilling to provide the capital required in terms of clause 6.1, then it shall notify the Company in writing to that effect within 30 (thirty) days of the date on which it is advised in writing (“the Finance Date”) by the Company that capital is required from it.

6.1.2
If the Company should receive a notice contemplated in clause 6.1.1, or if the Subscriber should fail to give a notice as contemplated in clause 6.1.1 and should fail to comply with its obligation to advance capital to the Company in terms of this clause 6.1 within 90 (ninety) days from the Finance Date, and if CHZ is prepared to provide the amount of the finance which the Subscriber was required to advance to the Company, then CHZ shall notify the Company in writing to that effect within 10 (ten) Business Days of receipt of the notice referred to in clause 6.1.1, or of failure by the Subscriber to advance capital as required in terms of this clause 6.1.

6.2
If the Subscriber is called upon to advance an amount to the Company in terms of clause 6.1 above, and if the Subscriber has declined or, as the case may be, failed to comply with such request in accordance with the provisions of clauses 6.1.1 and 6.1.2, then, if it shall have exercised the right to advance to the Company the amount which the Subscriber has declined to advance, CHZ shall have the right, to call upon the Subscriber to sell CHZ such number of shares at par as shall, after transfer thereof into the name of CHZ, result in CHZ such percentage of the issued voting capital of the Company as shall be equal to the percentage which the aggregate of loan capital and share capital contributed by CHZ to the Company constitutes of the total capital contributed by all shareholders by way of share capital and loan capital.

   7  DIRECTORS

7.1	The board of Directors shall be comprised of a maximum of 8 (eight) Directors.

7.2	The Parties agree that:

7.2.1	the Subscriber shall be entitled to appoint 1 (one) Director who shall be acceptable to the majority of the Board of Directors of the Company whose acceptance shall not be unreasonably withheld;; and

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7.2.2	CHZ shall be entitled to appoint 4 (four) Directors.

7.3
The Subscriber and CHZ shall have the right, from time to time, by notice in writing to the Company, to remove a Director nominated by it in terms of clause 7.1 as a Director and to nominate, in accordance with clause 7.2 another person in the place of the Director so removed.

   8  CONFIDENTIALITY

8.1
All communications between the Parties and all information and other materials supplied to or received by a Party from any of the other Parties which relates in any way to this Agreement and to the Company shall be kept confidential by the Parties unless or until the relevant Party can reasonably demonstrate that:

8.1.1	any such communication, information or material is, or part of it is, in the public domain through no fault of its own; or

8.1.2	any such communication, information or material has been lawfully obtained from any third party; or

8.1.3	the information is already lawfully known to the relevant Party at the time that Party receives such information; or

8.1.4	the relevant Party is obliged by law to disclose such information,

whereupon this obligation in respect of that information shall cease.

8.2
The Parties shall use their best endeavours to procure the observance of these restrictions and shall take all reasonable steps to minimise the risk of disclosure of confidential information by ensuring that only they themselves and such of their employees, agents or consultants whose duties will require them to possess any of such information shall have access to such information, and will be instructed to treat the same as confidential.

8.3
The obligation contained in this clause 8 shall endure, even after the termination of this Agreement, without limit in point of time, except and until such confidential information falls within any of the provisions of clauses 8.1.1 to 8.1.4, and shall be subject to the Company's confidentiality regime at the Signature Date.

   9  SUPPORT

The Parties undertake at all times to do all such things, perform all such actions and take such steps (including in particular the exercise of their voting rights in the Company) and to procure the doing of all such things, the performance of all such actions and taking of all such steps as may be open to them and necessary for or incidental to the putting into effect the provisions of this Agreement.

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   10  DOMICILIUM CITANDI ET EXECUTANDI

10.1
Each Party chooses the address set out opposite its name below as its domicilium citandi et executandi at which all notices, legal processes and other communications must be delivered for the purposes of this Agreement:

10.1.1	the Subscriber	[•] Fax: [•] Email:[•] [For attention: [•]]

10.1.2	the Company	6th Floor Red Bridge NE Eastgate 3rd Street and R. Mugabe Road Harare Zimbabwe Fax: 263 284 23193 Email: CMangezi@blanketmine.com [For attention: Mr. Caxton Mangezi]

10.1.3	CHZ	6th Floor Red Bridge NE Eastgate 3rd Street and R Mugabe Road Harare Zimbabwe Fax: +27 11 447 2554 Email: scurtis@caledoniamining.com [For attention: Mr. Steve Curtis]

10.2
Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing, and delivered by hand or sent or transmitted by registered post, telefax or by email.

10.3
Each Party may by written notice to the other Parties change its chosen address and/or its chosen telefax number and/or its email address to another physical address, telefax number or email, provided that the change shall become effective on the fourteenth day after the receipt of the notice by the addressee.

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10.4	Any notice to a Party:

10.4.1	sent by prepaid registered post to it at its chosen address;

10.4.2	delivered by hand to a responsible person during ordinary business hours at its chosen address;

10.4.3	transmitted during ordinary office hours by facsimile to its chosen telefax number; or

10.4.4	transmitted during ordinary office hours by email to its chosen email address,

unless the contrary is proved, shall be deemed to have been received, in the case of clause 10.4.1, on the 7th (seventh) Business Day after posting and, in the case of clauses 10.4.2, 10.4.3 and 10.4.4, on the day of delivery or transmission as the case may be.

   11BREACH AND TERMINATION

11.1
Should a Party (“the Defaulting Party”) commit a breach of any provision of this Agreement and fail to remedy such breach within 14 (fourteen) days from the date of written notice from any other Party to this Agreement (“the Aggrieved Party”) calling upon it to do so, the Aggrieved Party shall have the right, without prejudice to any other rights available in law, either:

11.1.1
if the breach complained of can be fully remedied by the payment of money, to take whatever action may be necessary to obtain payment of the amounts required by the Aggrieved Party to remedy such breach; or

11.1.2
if the breach complained of cannot be fully remedied by the payment of money, or, alternatively, if it can be so remedied and payment of any amounts claimed by the Aggrieved Party in terms of clause 11.1.1 is not made to the Aggrieved Party within 7 (seven) days of the date of determination through arbitration or legal process of the amount legally payable, to take whatever action may be necessary to enforce its rights under this Agreement or to terminate this Agreement, and in either event to claim such damages as it may have suffered as a result of such breach of contract.

8

11.2	The Defaulting Party shall be liable for all costs and expenses (calculated on an attorney and own client scale) incurred as a result of or in connection with the default.

11.3
Should the Subscriber institute and/or cause to be instituted, any legal action of any nature whatsoever against the Company, the Company shall have the right, exercisable by written notice given to the Subscriber at any time after the institution of any such legal action, to terminate this Agreement and purchase from the Subscriber all of the Subscription Shares at a value determined by the Auditors.

   12  ARBITRATION

12.1
Any dispute arising out of this Agreement or the interpretation thereof, both while in force and after its termination, shall be submitted to and determined by arbitration in accordance with the provisions of the First Schedule to the Arbitration Act, 6 of 1996, (for the purpose of this clause 12, ("the Act"). Such arbitration shall be held in Harare unless otherwise agreed and shall be held in a summary manner with a view to it being completed as soon as possible.

12.2	There shall be one arbitrator, who shall be, if the question in issue is:

12.2.1	primarily an accounting matter, an independent chartered accountant of not less than 10 (ten) years' standing;

12.2.2	primarily a legal matter, a practising Senior Counsel or commercial attorney of not less than 10 (ten) years' standing; and

12.2.3	any other matter, a suitably qualified independent person.

12.3
The appointment of the arbitrator shall be agreed upon between the Parties, but failing agreement between them within a period of 14 (fourteen) days after the arbitration has been demanded by a Party by notice in writing to the others, a Party shall be entitled to request the High Court of Zimbabwe to make the appointment.

12.4	The arbitrator shall have the powers conferred upon an arbitrator under the Act.

12.5
A Party shall have the right to appeal against the decision of the arbitrator in accordance with the Act. The decision resulting from such appeal shall be final and binding on the Parties, and may be made an order of any court of competent jurisdiction. The Parties hereby submit to the jurisdiction of the High Court of Zimbabwe sitting at Harare should a Party wish to make the arbitrator's decision an order of Court.

9

12.6
The fact that any dispute has been referred to or is the subject of arbitration in terms of this clause 12, as well as any information submitted or furnished to the arbitrators or in any other manner forming part of the record of any arbitration proceedings, shall be kept confidential by the parties to such arbitration proceedings, and the parties to such proceedings shall use their reasonable endeavours to procure that all their employees, agents or advisers who are involved in or who obtain knowledge of any confidential information disclosed during such proceedings, shall be made aware of, and shall undertake in writing to be bound by, and to comply with, the provisions of this clause 12.

   13 GOVERNING LAW AND JURISDICTION

13.1	The interpretation of this Agreement shall be governed by the law of the Zimbabwe in all respects.

13.2	Any Party shall be entitled to institute all or any proceedings against any the other Parties in connection with this Agreement in the High Court of Zimbabwe sitting at Harare.

   14INTERPRETATION

14.1	In this Agreement, unless the context requires otherwise:

14.1.1	words importing any one gender shall include the other 2 (two) genders;

14.1.2	the singular shall include the plural and vice versa; and

14.1.3	a reference to natural persons shall include created entities (corporate or unincorporated) and vice versa.

14.2	In this Agreement, the headings have been inserted for convenience only and shall not be used for nor assist or affect its interpretation.

14.3
If anything in a definition is a substantive provision conferring rights or imposing obligations on anyone, effect shall be given to it as if it were a substantive provision in the body of this Agreement.

   15  GENERAL

15.1	This Agreement contains the entire agreement between the Parties as to the subject matter hereof.

15.2	No Party shall have any claim or right of action arising from any undertaking, representation or warranty not included in this Agreement.

15.3
No failure by a Party to enforce any provision of this Agreement shall constitute a waiver of such provision or affect in any way that Party’s right to require performance of any such provision at any time in the future, nor shall the waiver of any subsequent breach nullify the effectiveness of the provision itself.

15.4	No agreement to vary, add to, or cancel this Agreement shall be of any force or effect unless reduced to writing and signed on behalf of all of the Parties to this Agreement.

15.5	No Party may cede any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other Parties to this Agreement.

15.6	This Agreement may be signed in counterparts, in which event the originals together will constitute the entire agreement between the Parties.

   16COSTS

Each Party shall bear its own costs to be incurred in connection with the drafting and negotiation of this Agreement.

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SIGNED at	on	2012

For:	GWANDA COMMUNITY SHARE OWNERSHIP TRUST

_________________________________ Signatory: Capacity: Authority:

SIGNED at	on	2012

For:	BLANKET MINE (1983) (PRIVATE) LIMITED

_________________________________ Signatory: Capacity: Authority:

SIGNED at	on	2012

For:	CALEDONIA HOLDINGS ZIMBABWE (PRIVATE) LIMITED

_________________________________ Signatory: Capacity: Authority:

 11